ACTION TAKEN BY THE UNANIMOUS CONSENT OF
                     THE INITIAL BOARD OF DIRECTORS

                                    OF

                  ACADIA NATIONAL HEALTH SYSTEMS, INC.

            Pursuant to the provisions of the Colorado Business Corporation Act, as amended, the following actions were taken without a meeting of the initial Board of Directors of Acadia National Health Systems, Inc., a Colorado corporation, on August 3, 1996, by the unanimous written consent of each of the members of the initial Board of Directors of the Corporation:

        1. RESOLVED, that Bylaws for the corporation be and hereby are adopted, and the Secretary is hereby authorized and instructed to certify a copy of such Bylaws and to insert it in the minute book of the corporation immediately preceding the minutes of meetings of directors and shareholders.

        2. RESOLVED, that the Secretary be and hereby is authorized and directed to purchase a minute book, stock certificates and such stationery as, in the judgment of the President, may be necessary for the transaction of business of the corporation.

        3. RESOLVED, that a corporate seal bearing the words, "Acadia National Health Systems, Inc." and identified by the impression thereof in the margin of this page, be and hereby is adopted by the corporation.

        4. RESOLVED, that the Treasurer be and hereby is authorized to pay all fees and expenses incident to and necessary for the organization of the corporation.

        5. RESOLVED, that the following persons be and hereby are elected as officers of the corporation to serve in the capacities set forth opposite their respective names until the first annual meeting of the Board of Directors and until their successors shall have been duly elected and qualified:

             NAME                               TITLE

             Thomas N. Hackett                  President

             Jacqueline Magno                   Vice President/
                                                Secretary

             Marise Lebel                       Treasurer


        6. RESOLVED, that Peoples Heritage Bank of Auburn, Maine be and it is hereby designated the depository of the corporation; and that the customary forms of resolution of said bank conferring banking and borrowing authority upon certain of the corporation's officers be and they are hereby adopted;
             and that a copy of such resolution be placed in the corporation's minute book.

        7. RESOLVED, that in consideration of Physician Resources, Inc.'s ("PRI") contribution and transfer to the corporation pursuant to Section 368(a)(1)(c) of the Internal Revenue Code, of assets, the proper officers of the corporation are hereby authorized and directed to issue and deliver to PRI three hundred thousand (300,000) shares of the corporation's no par value common stock, at a stated value of $.50 per share.

             "The sale, transfer, or encumbrance of these shares by the holder thereof is restricted by the terms of the resolution of the corporation dated September 25, 1996, and no sale, transfer or encumbrance of the shares may be made other than in conformance with the terms of that resolution."

   DATED: September 25, 1996.



                                      THOMAS N. HACKETT,
                                      Director



                                      JACQUELYN J. MAGNO,
                                      Director

        Notice of Formal Organizational Board of Directors Meeting

       By a call of a majority of the initial Directors, notice is hereby given to the Board of Directors of ACADIA NATIONAL HEALTH
SYSTEMS, INC. of the organizational meeting of the Board of Directors to be held on August 13, 1996 at 9:00 a.m. at 460 Main Street, Lewiston, Maine 04240 to take action on the organizational matters of the Corporation.


                                         /S/Jacquelyn J. Magno

                                         JACQUELYN J. MAGNO,
                                         Secretary

Organizational Board of Directors Action by Formal Meeting
Including:


   (A) Adoption of Articles of Incorporation and Bylaws

   (B) Election of Officers

   (C) Adoption of Form of Corporate Seal

   (D) Designation of Corporate Banking Authority

   (E) Authorization of Treasurer to Pay Expenses and Fees Incurred pursuant to Organizational Matters

   (F) Opening Corporate Record Books

   (G) Approval of Employment Contracts

   (H) Adoption by the Corporation of All Prior Actions and contracts

                    ACADIA NATIONAL HEALTH SYSTEMS, INC.

                   First Meeting of the Board of Directors


     The first meeting of the Board of Directors named in the Articles of Incorporation of ACADIA NATIONAL HEALTH SYSTEMS, INC., a corporation organized under the laws of the State of Colorado (the "Corporation"), was held at 460 Main Street, Lewiston, Maine 04240, on August 13, 1996 at 9:00 a.m. pursuant to the call of the majority of the initial directors and written waiver of notice signed by each member and attached to these minutes.

     The following members were present, constituting the entire
Board:

                      THOMAS N. HACKETT

                      JACQUELYN J. MAGNO

     Upon motion duly made, seconded and unanimously carried, Thomas N. Hackett was named Chair of the meeting and Jacquelyn J. Magno was designated to act as Secretary.

     The Chair announced that the Articles of Incorporation were filed with and approved by the Secretary of State on August 2, 1996. The Chair presented to the meeting a certified copy of the Articles of Incorporation and the Certificate of Incorporation issued by the Secretary of State and thereupon the following resolutions were offered, seconded and unanimously adopted:

     RESOLVED: That the Articles of Incorporation of this Corporation filed with the Secretary of State on August 2, 1996, be and the same hereby are approved and accepted.

     RESOLVED: That a certified copy of the Articles of Incorporation and the Certificate of Incorporation issued by the Secretary of State be annexed to the minutes of this meeting and made a part of the corporate records of the Corporation.

     The Chair then presented to the meeting a set of Bylaws for the conduct and regulation of the business and affairs of the Corporation. The Bylaws were read and the following resolutions were offered, seconded and unanimously adopted:

     RESOLVED: That the Bylaws submitted to and read at this meeting of the board of Directors of the Corporation be and the same are hereby declared to be the Bylaws of this Corporation.

     RESOLVED: That the Secretary of this meeting be and is hereby instructed to cause the Bylaws referred to in the foregoing resolution to be annexed to the minutes of this meeting and made a part of the corporate records of the Corporation.

     The Chair announced that it was in order to elect officers of the Corporation to serve until the first annual meeting and until their successors may be elected and qualify. Thereupon, the following persons were nominated to serve as officers of the Corporation in the respective capacities set after their several names, the terms of office of each such person to be until the first annual meeting of the Board of Directors and until their respective successors shall be elected and qualified:

            Thomas N. Hackett, President

            Jacquelyn J. Magno, Vice President

            Marise N. Lebel, Treasurer

            Jacquelyn J. Magno, Secretary

     There being no further nominations, on motion duly made, seconded and unanimously carried, the nominations were closed and the Secretary was directed to cast the ballot for the unanimous election of the persons nominated for the respective offices as set forth above. The ballot was cast and the Chair declared all such persons to be elected to the respective offices which they were nominated to serve until the first annual meeting of the Board of Directors of the Corporation and until their respective successors have been elected and qualified.

     The following resolutions were offered, seconded and unanimously adopted:

     RESOLVED: That the seal of the Corporation shall consist of a circular impression bearing around the outside rim the words "ACADIA NATIONAL HEALTH SYSTEMS, INC." and the word "Colorado".

     RESOLVED: That the seal presented to this meeting by the Secretary is hereby adopted as the seal of the Corporation and the Secretary is hereby directed to place an impression thereof on the minutes of this meeting.

     The Chair stated that it was in order to nominate a depository for the funds of the Corporation and to make appropriate provisions for the drawing of checks or drafts thereon and for the transaction of other business incidental thereto. The following resolutions were offered, seconded and unanimously adopted:

     RESOLVED: That People's Heritage Bank of Auburn, Maine be and it hereby is designated as a depository of the Corporation, and that the corporate banking resolutions of said bank be and the same hereby are adopted and approved.

     RESOLVED: That the Secretary of this meeting be and is hereby instructed to cause the corporate banking resolutions referred to in the foregoing resolution to be annexed to the minutes of this meeting and made a part of the corporate records of the Corporation.

     RESOLVED: That the Treasurer be and is hereby authorized and directed to pay all fees and expenses incidental to and necessary for the organization and qualification of the Corporation, including, without limitation, all legal and accounting fees and costs to procure proper corporate books.

     The Chair stated that it was in order to authorize the opening of stock books to record ownership of capital stock of the Corporation and to authorize the issuance of stock.

     The following resolution was offered, seconded and unanimously adopted:

     RESOLVED: That the proper officer of the Corporation cause to be prepared appropriate books and records with respect to the capital stock of the Corporation in which shall be recorded, among other things, the names and addresses of the several stockholders and the number of shares held by each.

     The Chair raised the question of whether the Corporation should elect to qualify as a tax option corporation pursuant to Subchapter S of the Internal Revenue Code of 1986. After a discussion, the following resolution was offered, seconded and unanimously adopted:

     RESOLVED: That the Corporation NOT elect to qualify as an S corporation pursuant to Subchapter S of the Internal Revenue Code of 1986.

     The Chair raised the question of whether the Corporation should enter into an employment agreement with Thomas N. Hackett. After a discussion, the following resolution was offered, seconded and unanimously adopted:

     RESOLVED: That the Corporation contract the services of Thomas N. Hackett, substantially upon the terms, covenants and conditions set forth in the written Employment Agreement between the Corporation and Thomas N. Hackett, attached hereto and incorporated by reference herein, and that the Vice President of the Corporation be and is hereby authorized and directed in the name, and on behalf of the Corporation to execute and deliver such written Employment Agreement.

     The Chair raised the question of whether the Corporation should approve the prior actions of the promoters, officers and directors. After a discussion, the following resolution was offered, seconded and unanimously adopted:

     RESOLVED: That any and all actions taken or contracts entered into heretofore by any promoter, officer or director for the Corporation, either as promoter, officer or director, as well as any and all actions taken or contracts entered into by said persons as individuals, acting for the Corporation, be and the same are hereby ratified, approved and confirmed by the Corporation, and all such contracts adopted as though said individual had at such time full power and authority to act for and by the Corporation and in the same manner as if each and every act had been done pursuant to the specific authorization of the Corporation.

     There being no further business to come before the meeting, the meeting was adjourned.

                                         Respectfully submitted,



                                         /S/Jacquelyn J. Magno


                                         JACQUELYN J. MAGNO
                                         Secretary of the Meeting

                      UNANIMOUS CONSENT MINUTES OF
                        THE BOARD OF DIRECTORS OF
                  ACADIA NATIONAL HEALTH SYSTEMS, INC.

                            September 1, 1996

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of September 1, 1996:

        1. RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

        2. RESOLVED, that the officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders, except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. In any such employment contract, an officer may be employed for a term in excess of one year and for so long a term as shall be determined by the Board of Directors otherwise in accordance with the Colorado Business Corporation Act.

       3. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

        IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

                                      THOMAS N. HACKETT

                                      JACQUELYN MAGNO

                  ACADIA NATIONAL HEALTH SYSTEMS, INC.

                      Indemnification of Directors,
                     Officers, Agents and Employees

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. (hereinafter referred to as "ACADIA" or the "Corporation") INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following action, as of September 1, 1996:

        (1) RESOLVED, pursuant to the Articles of Incorporation, Amendments to the Articles of Incorporation, Annual Minutes, Minutes of the Board of Directors, Corporate Resolutions of the Board and all Shareholder Agreements, and, as used in this Article, any word or words that are defined in Sections 7-109-101 et. seq. of the Colorado Business Corporation Act, as amended from time to time (the "Indemnification Sections"), shall have the same meaning as provided in the Indemnification Sections.

        (2) RESOLVED, the Corporation may, as determined by the Board of Directors of the Corporation, indemnify and advance expenses to a director, officer, employee or agent in connection with a proceeding to the extent permitted by and in accordance with the Indemnification Sections.

        (3) RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

        IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

                                      THOMAS N. HACKETT


                                      JACQUELYN MAGNO

                                      MARISE LEBEL


                                      LINDA BELLMORE

   DATED: September 1, 1996

                   ACADIA NATIONAL HEALTH SYSTEMS, INC.
                       Indemnification of Directors,
                      Officers, Agents and Employees

                                     A.
           (1) As used in this Article, any word or words defined in Sections 7-109-101 et. seq. of the Colorado Business Corporation Act, as amended from time to time (the "Indemnification Sections"), shall have the same meaning as provided in the Indemnification Sections.

           (2) The Corporation shall indemnify and advance expenses to a director, officer, employee or agent of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Sections.

                                     B.
           (1) As used in this Article, any word or words defined in Sections 7-109-101 et. seq. of the Colorado Business Corporation Act, as amended from time to time (the "Indemnification Sections"), shall have the same meaning as provided in the Indemnification Sections.

           (2) The Corporation shall indemnify and advance expenses to a director of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Sections.

           (3) With respect to an officer, employee or agent, other than a director, of the Corporation, the Corporation may, as determined by the Board of Directors of the Corporation, indemnify and advance expenses to such officer, employee or agent in connection with a proceeding to the extent permitted by and in accordance with the Indemnification Sections.

        IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

                                      THOMAS N. HACKETT

                                      JACQUELYN MAGNO

                                      MARISE LEBEL

                                      LINDA BELLMORE
   DATED: September 1, 1996

                      UNANIMOUS CONSENT MINUTES OF
                        THE BOARD OF DIRECTORS OF
                  ACADIA NATIONAL HEALTH SYSTEMS, INC.
                            September 1, 1996

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of September 1, 1996:

       1. RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

        2. RESOLVED, that newly created directorships resulting from any increase of the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the remaining Directors, though less than a quorum, and the Directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders at which a successor shall be elected and shall qualify.
             The shareholders shall not be entitled to fill a vacancy created on the Board of Directors.

        3. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

     IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

                                      THOMAS N. HACKETT

                                      JACQUELYN MAGNO

                       UNANIMOUS CONSENT MINUTES OF
                         THE BOARD OF DIRECTORS OF

                    ACADIA NATIONAL HEALTH SYSTEMS, INC.

                             September 1, 1996

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of September 1, 1996:


        1. RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

        2. RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

             The Corporation shall issue shares of stock of any class now or hereafter authorized, or any securities exchangeable for, or convertible into such shares, or warrants or other instruments evidencing rights or options to subscribe for, or otherwise acquire such shares, only if the issuance of such shares or such securities exchangeable for, or convertible into such shares, or such warrants or any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be authorized by the unanimous vote of all of the directors comprising the Board of Directors of the Corporation.

             In the event that the issuance of such shares, or such securities exchangeable for, or convertible into such shares, or such warrants or any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be authorized by the unanimous vote of all of the directors comprising the Board of Directors of the Corporation, the issuance of such shares or such securities exchangeable for, or convertible into such shares, or such warrants or, any other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares, shall be made for such consideration as the Board of Directors of the Corporation by the unanimous vote of all of the directors thereof shall deem advisable.

        3. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.


        IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.


                                      THOMAS N. HACKETT



                                      JACQUELYN MAGNO

                         UNANIMOUS CONSENT MINUTES OF
                          THE BOARD OF DIRECTORS OF
                     ACADIA NATIONAL HEALTH SYSTEMS, INC.
                               September 1, 1996

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of September 1, 1996:

        1. RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

        2. RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

             The Board of Directors of the Corporation is hereby empowered to fix the value of and to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized.

        3. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

   IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

                                      THOMAS N. HACKETT

                                      JACQUELYN MAGNO

                       UNANIMOUS CONSENT MINUTES OF
                         THE BOARD OF DIRECTORS OF
                   ACADIA NATIONAL HEALTH SYSTEMS, INC.
                             September 1, 1996

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of September 1, 1996:

        1. RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

        2. RESOLVED, that the following provision is hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

             The Board of Directors may classify or reclassify any unissued stock by setting or changing in any one or more respects, from time to time before issuance of such stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms or conditions of redemption of such stock.

        3. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

   IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

                                      THOMAS N. HACKETT

                                      JACQUELYN MAGNO

                       UNANIMOUS CONSENT MINUTES OF
                         THE BOARD OF DIRECTORS OF
                   ACADIA NATIONAL HEALTH SYSTEMS, INC.
                             September 1, 1996

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following actions, as of September 1, 1996:

        1. RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

        2. RESOLVED, that Members of the Board of Directors and the shareholders at any annual or special meeting may participate in a meeting by means of a conference telephone, videolink or similar communications equipment if all persons participating in the meeting can hear and speak to each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

        3. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

   IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.

                                      THOMAS N. HACKETT
                                      JACQUELYN MAGNO

                       UNANIMOUS CONSENT MINUTES OF
                        THE BOARD OF DIRECTORS OF

                    ACADIA NATIONAL HEALTH SYSTEMS, INC.

                            September 15, 1996


        Pursuant to the provisions of the Colorado Business
   Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. by way of a formal meeting of the Directors of the Corporation do hereby unanimously take, ratify, confirm and approve the following actions, as of October 1, 1996:


        1. RESOLVED, that these Minutes of action shall constitute the record of an Annual Meeting of the Board of Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC., and when signed by all of the Directors, the Secretary of the Corporation, or any other proper officer, is hereby authorized to certify any of the actions hereinafter taken of this Corporation, on the date hereof, in accordance with the requirements established by law.

        2. RESOLVED: That the proper officers of the Corporation be and they are hereby authorized and directed, in conjunction with the Corporation's legal counsel and accountants, to complete, execute, and file with the Securities and Exchange Commission, for and on behalf of the Corporation, a Registration Statement of Form 10, a copy of which is filed with the Secretary of the Corporation and incorporated by reference herein, pursuant to the Federal Securities Exchange Act of 1934, as amended, and all schedules and exhibits in connection therewith, and all filings under applicable state securities laws in connection therewith, and that said officers be and they are hereby authorized to do and perform all other necessary and proper acts incident thereto that Members of the Board of Directors and the shareholders at any annual or special meeting may participate in a meeting by means of a conference telephone, videolink or similar communications equipment if all persons participating in the meeting can hear and speak to each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

        3. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

        IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.


                                      THOMAS N. HACKETT



                                      JACQUELYN MAGNO

                   ACADIA NATIONAL HEALTH SYSTEMS, INC.

               Board of Directors' Resolution Respecting a
                       Tax-Free Section 351 Transfer

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being all of the Directors of ACADIA NATIONAL HEALTH SYSTEMS, INC. (hereinafter referred to as "ACADIA" or the "Corporation") INC. do hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Corporation and do hereby unanimously take, ratify, confirm and approve the following action, as of September 25, 1996:

        WHEREAS: ACADIA has received a written subscription and an assignment offer (hereinafter collectively referred to as the "Offer") from PHYSICIAN RESOURCES, INC. ("PRI") to transfer to the Corporation those certain assets described on the Schedule marked Exhibit "A" which is attached to the Offer, which Offer is in consideration of the issuance to PRI of three hundred thousand (300,000) shares of Common Stock of the Corporation;


        1. RESOLVED: That the Offer dated September 25, 1996 to transfer to the Corporation the assets set forth and referred to in the Offer and described in the attached Schedule marked Exhibit "A" in exchange for the issuance to PRI of three hundred thousand (300,000) shares of Common Stock of the Corporation be and the same is hereby accepted.


        2. RESOLVED: That the President of the Corporation be and is hereby authorized and directed in the name of the Corporation and upon its behalf to accept the Offer and to execute, acknowledge, seal and deliver the acceptance by the Corporation of such Offer.


        3. RESOLVED: That the value of the assets acquired from PRI in exchange for such ACADIA shares of Common Stock is determined by the Board of Directors to be not less than one hundred fifty thousand dollars ($150,000.00).


        4. RESOLVED, that all other actions taken by the officers of the Corporation since the date of the last Annual Minutes of the Board of Directors are hereby ratified, approved and confirmed.

        IN WITNESS WHEREOF, the undersigned Directors have evidenced their approval of the above proceedings as of the date first above mentioned.


                                      THOMAS N. HACKETT



                                      JACQUELYN J. MAGNO


   DATED: September 25, 1996